UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

COPPER PROPERTY CTL PASS THROUGH TRUST
(Name of registrant as specified in its charter)

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	(1)	Title of each class of securities to which transaction applies:

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Preliminary Copy – Subject to Completion

COPPER PROPERTY CTL PASS THROUGH TRUST
3 Second Street, Suite 206, Jersey City, NJ 07311-4056

NOTICE OF CERTIFICATEHOLDERS ACTION BY WRITTEN CONSENT

, 2026

To the Certificateholders of Copper Property CTL Pass Through Trust:

The accompanying information statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (“SEC”) and is being sent, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, to the holders (the “Certificateholders”) of record as of August 27, 2026 (the “Record Date”) of outstanding equity trust certificates designated as “Copper Property CTL Pass Through Certificates” (the “Trust Certificates”) of Copper Property CTL Pass Through Trust, a New York common law trust (the “Trust”, or “we”, “us”, or similar terms). The purpose of the Information Statement is to notify the Certificateholders that, on or about August 27, 2026, the Trust received written consents from certain Certificateholders holding Trust Certificates representing a majority of interests in the Trust (the “Majority Certificateholders”) approving an amendment (the “Trust Agreement Amendment” or “Amendment No. 7”) to the Trust’s Trust Agreement, dated as of January 30, 2021 (as amended by Amendment No. 1 dated as of June 11, 2021, Amendment No. 2 dated as of December 30, 2021, Amendment No. 3 dated as of July 18, 2025, Amendment No. 4 dated as of January 29, 2026, Amendment No. 5 dated as of April 22, 2026, and Amendment No. 6 dated as of June 25, 2026, the “Trust Agreement”), in accordance with the Trust Agreement, including Section 9.02(a) thereof, as more fully described herein. This Certificateholder approval was required by the Trust Agreement. We refer to this Certificateholder approval herein as the “Trust Agreement Amendment Approval”. The Trust Agreement Amendment Approval was made in connection with the matters described in the section of the Information Statement entitled, “Description of the Trust Agreement Amendment and Related Considerations.”

Please read the attached Information Statement carefully. It describes the essential terms of the Trust Agreement Amendment and the actions to be taken with respect thereto. Additional information about the Trust is contained in its reports filed with or furnished to the SEC. The Trust’s reports filed with the SEC, their accompanying exhibits and other documents filed with the SEC may be obtained on the SEC’s website at www.sec.gov.

No vote or other action by our certificateholders is required in response to the Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.

Pursuant to Rule 14c-2(b) of the Exchange Act, the action taken by written consent of the Majority Certificateholders will not become effective until the date that is twenty (20) calendar days after the Information Statement is first mailed or otherwise delivered to our Certificateholders as of the Record Date.

COPPER PROPERTY CTL PASS THROUGH TRUST

By:	/s/ Neil Aaronson
Neil Aaronson, Principal Executive Officer

By:	/s/ Larry Finger
Larry Finger, Principal Financial Officer

Jersey City, New Jersey
, 2026

    This Information Statement is dated , 2026 and is first being mailed to the Trust’s Certificateholders on or about , 2026.

Preliminary Copy – Subject to Completion

COPPER PROPERTY CTL PASS THROUGH TRUST
3 Second Street, Suite 206, Jersey City, NJ 07311-4056

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
OF 1934 AND RULE 14C PROMULGATED THEREUNDER

, 2026

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14c-2 promulgated thereunder, this information statement (this “Information Statement”) is first being mailed on or about , 2026, to the holders (the “Certificateholders”) of record as of August 27, 2026 (the “Record Date”) of outstanding equity trust certificates designated as “Copper Property CTL Pass Through Certificates” (the “Trust Certificates”) of Copper Property CTL Pass Through Trust, a New York common law trust (the “Trust”, or “we”, “us”, or similar terms). The purpose of this Information Statement is to inform our Certificateholders of actions taken by written consent of the Certificateholders representing interests in the Trust aggregating to a majority of all interests in the Trust (the “Majority Certificateholders”) in accordance with the Trust Agreement. This Information Statement is being sent to you for informational purposes only and shall be considered the notice required under Rule 14c-2 of the Exchange Act.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action to be effective 20 days after this Information Statement is first mailed or otherwise delivered to our Certificateholders as of the Record Date would amend the Trust Agreement to implement the Trust Agreement Amendment as follows:

•Provide for a 60-day extension to the termination date of the Trust from August 28, 2026 to October 27, 2026.

The Majority Certificateholders approved, by written consent, the Trust Agreement Amendment on or about August 27, 2026. The Majority Certificateholders collectively hold in the aggregate Trust Certificates representing a majority of the Trust Certificates entitled to vote thereon, which is the required vote threshold under Section 9.02(a) of the Trust Agreement for the Trust Agreement Amendment Approval.

DESCRIPTION OF THE TRUST AGREEMENT AMENDMENT AND
RELATED CONSIDERATIONS

This Information Statement contains a brief summary of the material aspects of the Trust Agreement Amendment, which will become effective on the date that is 20 calendar days after this Information Statement is first mailed or otherwise delivered to our Certificateholders as of the Record Date. We currently expect that such effective date will be on or about , 2026.

Background

The Majority Certificateholders approved the Trust Agreement Amendment on or about August 27, 2026 by written consent in accordance with the Trust Agreement, including Section 9.02(a) thereof. The Trust will file this Information Statement on Schedule 14C to its Certificateholders on or about the indicated mailing or other form of delivery date as noted above, and the Trust Agreement Amendment will be effectuated in accordance with the requirements of Regulation 14c-2 under the Exchange Act and the Trust Agreement.

Summary of Trust Agreement Amendment

The full text of the Trust Agreement Amendment is included as Annex A to this Information Statement and the following is qualified in its entirety by reference thereto.

The Trust Agreement Amendment will provide for a 60-day extension to the termination date of the Trust from August 28, 2026 to October 27, 2026.

Dissenters’ Right of Appraisal

The Trust Agreement does not provide for appraisal or other similar rights for dissenting Certificateholders in connection with the Trust Agreement Amendment Approval. Accordingly, Certificateholders will have no right to dissent and obtain payment for their Trust Certificates.

Voting Securities

The vote, which was required to approve the Trust Agreement Amendment, was the approval by the Majority Certificateholders. All Certificates are in all respects equally and ratably entitled to the benefits of the Trust Agreement without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of the Trust Agreement. As of the Record Date, the Trust had 75 million Trust Certificates issued and outstanding.

Certificateholders’ Approval

As the Majority Certificateholders have consented by signing a written consent in favor of the Trust Agreement Amendment, we are authorized to approve, authorize, adopt and effectuate the Trust Agreement Amendment.

The information contained in this Information Statement constitutes the only notice that we will provide to our Certificateholders in connection with the Trust Agreement Amendment.

Expenses

We will bear the expenses relating to this Information Statement, including expenses in connection with preparing and mailing this Information Statement and any documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of the Trust Certificates held of record by these persons, and we will reimburse them for their reasonable expenses incurred in this process.

Effective Time of Action Approved

The Trust Agreement Amendment will take effect as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to our Certificateholders as of the Record Date on or about , 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth estimated information regarding the beneficial ownership of the Trust Certificates as of August 27, 2026 with respect to each Certificateholder that is a beneficial owner of more than 5% of the Trust Certificates. The Trust does not have directors. The Principal Executive Officer and the Principal

Financial Officer of the Trust do not and are not permitted to, directly or indirectly, own any of the Trust Certificates.
Beneficial ownership of the Trust Certificates is determined under rules of the SEC and generally includes any Trust Certificates over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons named in the table below have sole voting and investment power with respect to all Trust Certificates shown as beneficially owned by them.

Name of Beneficial Owner	Number of Trust Certificates Owned	Percentage of Trust Certificates Owned

Principal Certificateholders:
H/2 Capital Partners(1)	29,266,536	39.02%
Silver Point Capital, L.P.(2)	9,464,039	12.62%
Entities affiliated with Sixth Street(3)	7,353,908	9.81%
Sculptor Capital LP(4)	4,579,917	6.11%
Owl Creek Asset Management, L.P.(5)	4,432,185	5.91%
Whitebox Advisors LLC(6)	4,109,846	5.48%

(1) The address of H/2 Capital Partners is 680 Washington Blvd., 7th Floor Stamford, CT 06901. Based upon a Schedule 13D filed October 8, 2025 by Byway 1 Corp. and a Schedule 13D filed October 8, 2025 by Spencer B. Haber, solely in his capacity as the managing member of the general partner or investment manager of Byway 1 Corp. and the Other Reporting Persons (as defined in the Schedule 13D). Each of Spencer B. Haber and the foregoing entities disclaims beneficial ownership of the securities reported, except to the extent of its or his pecuniary interest therein, if any. H/2 Capital Partners and its affiliated investment funds voted in favor of the Trust Agreement Amendment.

(2) The address of Silver Point Capital, L.P. is Two Greenwich Plaza, Suite 1, Greenwich, CT 06830. Based upon Form 4 jointly filed on July 30, 2026 by Silver Point Capital, L.P. (“Silver Point”), Edward A. Mulé and Robert O’Shea, Silver Point or its wholly owned subsidiaries are the investment managers of Silver Point Capital Fund, L.P., Silver Point Capital Offshore Master Fund, L.P., Silver Point Distressed Opportunities Fund, L.P. and Silver Point Distressed Opportunity Institutional Partners, L.P. (collectively, the “Funds”) and, by reason of such status, may be deemed to be the beneficial owner of all the reported securities held by the Funds. Silver Point Capital Management, LLC (“Management”) is the general partner of Silver Point and as a result may be deemed to be the beneficial owner of all securities held by the Funds. Messrs. Edward A. Mulé and Robert J. O’Shea are each members of Management and as a result may be deemed to be the beneficial owner of all of the securities held by the Funds. Messrs. Mule and O'Shea disclaim beneficial ownership of the reported securities held by Funds except to the extent of their pecuniary interests.

(3) Consists of (i) 568,150 Trust Certificates held by Nickel IV Investments, LLC, a Delaware limited liability company (“Nickel IV”), (ii) 5,788,800 Trust Certificates held by Nickel Opportunities Investments, LLC, a Delaware limited liability company (“Nickel Opps”), and (iii) 996,958 Trust Certificates held by Sixth Street SL Holding, LLC, a Delaware limited liability company (“SLX SL”). Sixth Street Partners Management Company, L.P., a Delaware limited partnership (“Management Company”), ultimately indirectly controls (i) Sixth Street Adjacent Opportunities GenPar, L.P., a Delaware limited partnership, which is the managing member of Nickel Opps; and (ii) Sixth Street Opportunities GenPar IV, L.P., a Delaware limited partnership, which is the managing member of Nickel IV. Mr. Waxman is the CEO of TSSP Holdco Management, LLC, a Delaware limited liability company (“TSSP Holdco Management”). TSSP Holdco Management is managed by a board of directors, which is currently comprised of Mr. Waxman. TSSP Holdco Management manages Sixth Street Specialty Lending Advisers Holdings, LLC, a Delaware limited liability company (“Adviser Holdings”). The business and affairs of Sixth Street

Specialty Lending Advisers, LLC, a Delaware limited liability company (“Adviser”), are managed by Adviser Holdings, the sole member of Adviser. Sixth Street Specialty Lending, Inc., a Delaware corporation (“SLX”) is managed by Adviser. SLX is the sole member of SLX SL. Because (i) of the relationship between Mr. Waxman and Nickel Opps and Nickel IV, he may be deemed to beneficially own the Trust Certificates owned by Nickel Opps and Nickel IV; and (ii) Mr. Waxman is a member of the board of directors of TSSP Holdco Management, he may be deemed to beneficially own the Trust Certificates owned by SLX SL. Management Company is managed by its general partner, whose managing member is Mr. Waxman. Because of Management Company’s relationship with Nickel Opps and Nickel IV, Management Company may be deemed to beneficially own the Trust Certificates owned by Nickel Opps and Nickel IV. Each of Management Company and Mr. Waxman disclaims beneficial ownership of the Trust Certificates except to the extent of their pecuniary interest therein. The principal business address of Management Company is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201. The mailing address of Mr. Waxman is 1 Letterman Drive, Building B, Suite B6-100, San Francisco, CA 94129. SLX SL, Nickel Opps and Nickel IV voted in favor of the Trust Agreement Amendment.

(4) The address of Sculptor Capital LP is 9 West 57 Street, 40th Floor New York, NY 10019. Based upon Amendment No. 3 to the Schedule 13G jointly filed November 14, 2024 by Sculptor Capital LP (“Sculptor”), Sculptor Capital II LP (“Sculptor-II”), Sculptor Capital Holding Corporation (“SCHC”), Sculptor Capital Holding II LLC (“SCHC-II”) and Sculptor Capital Management, Inc. (“SCU”) and other records available to the Trust. Sculptor and Sculptor-II are the investment managers to certain private funds and discretionary accounts (collectively, the “Accounts”) and, by reason of such status, may be deemed to be the beneficial owners of the reported securities held in the Accounts. SCHC and SCHC-II, both wholly owned by SCU, are the general partners of Sculptor and Sculptor-II, respectively, and as a result may be deemed to be the beneficial owners of all securities held in the Accounts. SCU is the sole shareholder of SCHC and SCHC-II, and as a result may be deemed a beneficial owner of the reported securities. Rithm Capital Corp. is the sole shareholder of SCU, and as a result may be deemed a beneficial owner of the reported securities. Sculptor Capital LP and its affiliated investment funds voted in favor of the Trust Agreement Amendment.

(5) The address of Owl Creek Asset Management, L.P. is 640 Fifth Avenue, 20th Floor, New York, NY 10019. Based upon a Schedule 13G jointly filed on May 15, 2026 by Owl Creek Asset Management, L.P., a Delaware limited partnership, and the investment manager of certain funds and related entities (the “Owl Creek Funds and Entities”), with respect to 4,432,185 Trust Certificates owned by the Owl Creek Funds and Entities, and Jeffrey A. Altman. Mr. Altman is managing member of the general partner of Owl Creek Asset Management L.P, with respect to the Trust Certificates owned by the Owl Creek Funds and Entities and by reason of such status may be deemed to the beneficial owner of such reported securities owned by the Owl Creek Funds and Entities.

(6) The address of Whitebox Advisors LLC is 3033 Excelsior Boulevard, Suite 500, Minneapolis, MN 55416. Based upon a Schedule 13G jointly filed on July 10, 2026 by Whitebox Advisors LLC, a Delaware limited liability company (“WA”), and Whitebox General Partner LLC, a Delaware limited liability company (“WGP” and, together with WA, the “Whitebox Entities”), with respect to 4,109,846 Trust Certificates owned by WA's clients, and as a result each of the Whitebox Entities may be deemed to be the beneficial owner of the reported securities.

THIS IS NOT A NOTICE OF A MEETING OF CERTIFICATEHOLDERS AND NO CERTIFICATEHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTER DESCRIBED HEREIN.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Trust’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates, and projections about us. The Trust cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Trust has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Trust has expressed or forecasted in the forward-looking statements. You should rely only on the information the Trust has provided in this Information Statement. The Trust has not authorized any person to provide information other than that provided herein. The Trust has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Trust can be obtained from the SEC’s website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to Copper Property CTL Pass Through Trust, 3 Second Street, Suite 206, Jersey City, NJ 07311-4056.

Our principal executive office is located at 3 Second Street, Suite 206, Jersey City, NJ 07311-4056.

HOUSEHOLDING

To reduce the expense of delivering duplicate materials to our stockholders, we are relying on the SEC rules that permit us to deliver only one Information Statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Information Statement, promptly and free of charge, or if you wish to receive separate copies of future stockholder materials, please mail your request to Trust at Copper Property CTL Pass Through Trust, 3 Second Street, Suite 206, Jersey City, NJ 07311-4056.

If multiple Certificateholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Trust to mail each Certificateholder a separate copy of future mailings, you may mail notification to, or call the Trust at, its principal executive office. Additionally, if current Certificateholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Trust to mail one copy of future mailings to Certificateholders at the shared address, notification of such request may also be made by mail or telephone to the Trust’s principal executive office.

This Information Statement is provided to the Certificateholders only for informational purposes in connection with the Certificateholder actions by written consent described herein, pursuant to and in accordance with Rule 14c-2 under the Exchange Act. Please carefully read this Information Statement.

Annex A – Trust Agreement Amendment
AMENDMENT NO. 7
TO
AMENDED AND RESTATED PASS THROUGH TRUST AGREEMENT
AMENDMENT NO. 7 (this “Amendment”) dated as of August 27, 2026 between COPPER BIDCO LLC (“BidCo”) and GLAS TRUST COMPANY LLC (the “Trustee”).
WHEREAS, BidCo and the Trustee are parties to the Amended and Restated Pass Through Trust Agreement dated as of January 30, 2021 (as amended by Amendment No. 1 dated as of June 11, 2021, Amendment No. 2 dated as of December 30, 2021, Amendment No. 3 dated as of July 18, 2025, Amendment No. 4 dated as of January 29, 2026, Amendment No. 5 dated as of April 22, 2026, and Amendment No. 6 dated as of June 25, 2026, and as further amended, amended and restated, modified or otherwise supplemented from time to time, the “Trust Agreement”) in respect of Copper Property CTL Pass Through Trust (the “Trust”); and
WHEREAS, pursuant to Section 9.02(a) of the Trust Agreement (and subject to the restrictions imposed by Section 7.05 of the Trust Agreement regarding preserving grantor trust status and subject to Sections 9.02(b) and (c) of the Trust Agreement), the Trust Agreement may be amended with the consent of the majority of the certificateholders of the Trust (the “Majority Certificateholders”), and the amendments to the Trust Agreement set forth in Section 2 of this Amendment have been approved by the Majority Certificateholders.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Trust Agreement as follows:
Section 1.    Definitions. Except as otherwise defined in this Amendment, terms defined in the Trust Agreement, as amended hereby, are used herein as defined therein.
Section 2.    Amendments to Trust Agreement. The Trust Agreement is hereby amended as follows:
a.Section 10.02 is deleted and replaced in its entirety with the following:
The Trustee and the Trust shall be discharged or terminated, as the case may be, no later than ninety (90) days after the later of (x) the final tax returns required to be filed by the Trust have been duly filed and (y) the final reports required to be filed by the Trust pursuant to Section 6.06(c) have been duly filed, in each case, after: (a) all Trust Assets have been sold pursuant to Agreed Sales and/or Strategic Disposition Transactions; and (b) all distributions required to be made by the Trustee to the Certificateholders have been made (including any reserve previously required to be maintained pursuant to Section 5.02(f)) and the Balance of each Account is $0; but in no event shall the Trust be terminated later than October 27, 2026 unless the Trustee (in consultation with the Manager) and the Majority Certificateholders determine that a fixed period extension is necessary to facilitate or complete the recovery on, and liquidation of, the Trust Assets. The Trust may not be terminated at any time by the Certificateholders. In connection with the termination of the Trust, notwithstanding other provisions hereof, any remaining Trust Assets that are of inconsequential value or otherwise insufficient to support the cost of a distribution may be transferred by the Trustee to a non-profit charitable organization qualifying under section 501(c)(3) of the IRC.
Section 3.     Governing Law. THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
Section 4.    Counterparts. This Amendment may be executed in any number of counterparts (and no party shall be required to execute the same counterpart). Each counterpart of this Amendment, including a signature page or pages executed by each of the parties hereto, shall be an original counterpart of this Amendment, but all of such counterparts together shall constitute one instrument. The parties intend that images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including without limitation, DocuSign and AdobeSign) shall constitute original signatures and are binding on all parties. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The original documents shall be promptly delivered, if requested.
[Remainder of Page Intentionally Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
COPPER BIDCO LLC
By its sole member, GLAS AMERICAS LLC
By: /s/ Robert Peschler
Name:    Robert Peschler
Title:    Vice President
GLAS TRUST COMPANY LLC, as Trustee
By: /s/ Robert Peschler
Name:    Robert Peschler
Title:    Vice President

[Signature Page to Trust Agreement Amendment]